SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of
SMITH BARNEY CONTRARIAN FUND

Supplement dated January 7, 2000 to
Prospectus dated April 30, 1999

On January 7, 2000 the Board of Directors of Smith
Barney Investment Funds
Inc, ( the "Board") on behalf of Smith Barney
Contrarian Fund (the "Contrarian Fund"), approved a proposed reorganization pursuant to which Smith Barney
Fundamental Value Fund Inc.("Fundamental Value Fund") would acquire the assets of Fund and assume the stated liabilities of the Contrarian Fund in exchange for shares of the Fundamental Value. This reorganization would permit Contrarian Fund shareholders to maintain an investment in a fund with the same primary investment objective.

Under the terms of the proposed reorganization
Contrarian Fund shareholders would receive shares of the Fundamental Value Fund equal in value to their investment in the Contrarian Fund in accordance with the terms of the reorganization. Contrarian Fund shareholders would not be charged a sales load when Fundamental Value Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Contrarian
Fund. Proxy materials describing the proposed reorganization will be mailed to Contrarian Fund shareholders in anticipation of a meeting of the shareholders expected to be held in May of 2000.
If approved by Contrarian Fund shareholders at that time, the reorganization will occur as soon after the meeting as practicable.

In addition, the Board approved the appointment of John G. Goode as portfolio manager of the Contrarian
Fund, effective immediately. Mr. Goode is the portfolio manager of the Fundamental Value Fund, a Managing Director of Salomon Smith Barney and
President and Chief Investment Officer of Davis Skaggs
Investment Management, a division of SSB Citi Fund
Management LLC.

FD _____